Exhibit 99.3
QUEST RESOURCE CORPORATION
UNAUDITED PRO FORMA FINANCIAL STATEMENTS
Introduction
     The following unaudited pro forma financial statements of Quest Resource Corporation (the “Company”) as of September 30, 2007 and for the year ended December 31, 2006 and the nine months ended September 30, 2007 are based on the historical consolidated financial statements of the Company included in its Form 10-K/A (Amendment No. 2) for the year ended December 31, 2006 and in its Form 10-Q for the nine months ended September 30, 2007 and on the historical combined and consolidated financial statements of Midcoast Kansas General Partner, L.L.C. and Midcoast Kansas Pipeline, L.L.C. (collectively, the “KPC Partners”) filed as Exhibit 99.1 to the Company’s Form 8-K/A filed on January 17, 2008.
     The following unaudited pro forma financial statements as of September 30, 2007 and for the year ended December 31, 2006 and the nine months ended September 31, 2007 have been prepared to illustrate the effects of the following:
•	On October 9, 2007, Quest Midstream Partners, L.P., a subsidiary of the Company, entered into an agreement to acquire a 100% interest in an interstate gas pipeline located in Oklahoma, Kansas and Missouri (the “KPC Pipeline System”) from Enbridge Energy Partners, L.P. for a purchase price of approximately $133 million in cash, subject to adjustment for working capital at closing.

•	In connection with this acquisition, Quest Midstream Partners issued 3,750,000 common units for $20.00 per common unit, or approximately $75 million of gross proceeds.
     The unaudited pro forma financial statements have been prepared using the purchase method of accounting under U.S. generally accepted accounting principles and include, in the opinion of management, all adjustments necessary to present fairly the results for the periods and as of the date presented. However, the unaudited pro forma financial statements do not give effect to the impact, if any, of asset dispositions, cost savings or integration costs (currently estimated to be between $160,000 and $240,000) as a result of the KPC Pipeline System acquisition.
     The historical financial information has been adjusted to give effect to pro forma events related to the transactions that are (1) directly attributable to those transactions, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the Company’s results of operations.
     The unaudited pro forma statements of operations assume the transactions occurred on January 1, 2006 and the unaudited pro forma balance sheet data assumes the transactions occurred on September 30, 2007. This unaudited pro forma financial data is not necessarily indicative of the results of operations or the financial position that would have occurred had the transactions been consummated on the assumed dates nor is it necessarily indicative of future results of operations or financial position. The unaudited pro forma financial data should be read together with the historical financial statements of the Company and the KPC Partners referenced above.
     The following tables set forth (1) the Company’s consolidated historical balance sheet and consolidated statement of operations that have been derived from the unaudited balance sheet and statement of operations as of and for the nine months ended September 30, 2007 and statement of operations for the year ended December 31, 2006, (2) the combined and consolidated historical balance sheet and combined and consolidated statement of operations of the KPC Pipeline System acquired by Quest Midstream Partners have been derived from the unaudited balance sheet and statement of operations as of and for the nine months ended September 30, 2007 and audited statement of operations for the year ended December 31, 2006, and (3) the unaudited pro forma financial statements of the Company to give effect to the KPC Pipeline System acquisition and related financing.

QUEST RESOURCE CORPORATION
UNAUDITED PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2007
(in thousands)

		Midcoast Kansas
		General Partner,
		L.L.C. and	KPC
		Midcoast Kansas	Acquisition
		Pipeline, L.L.C.	and Related		Quest Pro Forma:
		combined and	Financing		KPC Acquisition
	Quest	consolidated-	Pro Forma		and
	Historical	(KPC) Historical	Adjustments		Related Financing

ASSETS
Current assets:
Cash	$21,002	$57	$58,000	B	$17,218
			73,335	A
			(133,000)	D
			(2,119)	B
			(57)	C
Restricted cash	1,236	—			1,236
Accounts receivable, trade	10,425	1,685	(1,685)	C	10,425
Other receivables	1,466	1,282	(1,282)	C	1,466
Inventory	5,792	—			5,792
Other current assets	2,128	310	(310)	C	2,128
Short-term derivative asset	7,286	—			7,286

Total Current Assets	49,335	3,334	(7,118)		45,551
Property and equipment, net of accumulated depreciation of $5,340	20,206	—			20,206
Pipeline assets:
Pipeline assets	159,812	108,231	48,215	D	316,258
Pipelines under construction	3,763	507			4,270
Accumulated depreciation	(9,674)	(21,905)			(31,579)

	153,901	86,833	48,215		288,949
Oil and gas properties:
Properties being amortized	389,315	—			389,315
Properties not being amortized	14,619	—			14,619

	403,934	—			403,934
Accumulated depreciation, depletion, amortization and impairment	(114,541)	—			(114,541)

	289,393	—			289,393
Other assets, net	10,430	3,971	(3,971)	C	12,549
			2,119	B
Long-term derivative asset	8,697	—			8,697

Total Assets	$531,962	$94,138	$39,245		$665,345

LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities:
Accounts payable	$35,247	$20,988	$(20,988)	C	$35,247
Revenue payable	5,676	—			5,676
Accrued expenses	3,287	843	(843)	C	3,287
Current portion of notes payable	122	—			122
Short-term derivative liability	6,098	—			6,098

Total Current Liabilities	50,430	21,831	(21,831)		50,430
Non-current liabilities:
Long-term derivative liability	2,067	—			2,067
Asset retirement obligation	1,619	2,048			3,667
Notes payable	280,176	45,000	(45,000)	C	338,176
			58,000	B
Less current maturities	(122)	—			(122)

Total Non-Current Liabilities	283,740	47,048	13,000		343,788

Total Liabilities	334,170	68,879	(8,831)		394,218
Minority interest in Partnerships	82,629	—	75,000	A	156,451
			(1,665)	A	—
			487	F	—
Stockholders’ equity:					—
Members’ capital	—	25,103	(25,103)	C	—
Common stock	22	—			22
Additional paid in capital	209,805	—			209,805
Accumulated other comprehensive income	7	—			7
Retained earnings (deficit)	(94,671)	156	(643)	E	(95,158)

Total Stockholders’ Equity	115,163	25,259	(25,746)		114,676

Total Liabilities & Stockholders’ Equity	$531,962	$94,138	$39,245		$665,345

See accompanying notes to unaudited pro forma financial statements

QUEST RESOURCE CORPORATION
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2007
(dollars in thousands except per share data)

		Midcoast Kansas
		General Partner,
		L.L.C. and	KPC
		Midcoast Kansas	Acquisition
		Pipeline, L.L.C.	and Related		Quest Pro Forma:
		combined and	Financing		KPC Acquisition
	Quest	consolidated-	Pro Forma		and
	Historical	(KPC) Historical	Adjustments		Related Financing
Revenues:
Oil and gas sales	$81,910	$—			$81,910
Gas pipeline revenue	5,122	14,950			20,072
Other revenue (expense)	(37)	14			(23)

Total Revenues	86,995	14,964			101,959
Costs and expenses:
Oil and gas production	22,247	—			22,247
Transportation expense	14,271	5,176			19,447
General and administrative expenses	11,698	2,623			14,321
Depreciation, depletion and amortization	25,610	3,642			29,252
Write-down of oil and gas properties	—	—			—

Total cost and expense	73,826	11,441			85,267

Operating income	13,169	3,523			16,692

Other income (expense):
Gain on sale of assets	(141)	—			(141)
Interest expense	(22,928)	(3,367)	(112)	E	(26,407)
Interest income	382	—			382
Change in derivative fair value	5,354	—			5,354

Total other income (expense)	(17,333)	(3,367)	(112)		(20,812)

Income (loss) from continuing operations before income taxes and minority interest	(4,164)	156	(112)		(4,120)
Deferred income tax benefit (expense)	—	—			—

Net income (loss) from continuing operations before minority interest	(4,164)	156	(112)		(4,120)
Minority interest in continuing operations	(1,660)	—	(487)	F	(2,147)

Net Income (loss)	(5,824)	156	(599)		(6,267)
Preferred dividends	—	—			—

Net Income available to common shareholders	$(5,824)	$156	$(599)		$(6,267)

Loss per common share:
Basic	$(0.26)				$(0.28)

Diluted	$(0.26)				$(0.28)

Weighted Average common and common equivalent shares outstanding:
Basic:	22,240,077				22,240,077

Diluted:	22,240,077				22,240,077

See accompanying notes to unaudited pro forma financial statements

QUEST RESOURCE CORPORATION
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006
(dollars in thousands, except per share data)

		Midcoast Kansas
		General Partner,
		L.L.C. and	KPC
		Midcoast Kansas	Acquisition
		Pipeline, L.L.C.	and Related		Quest Pro Forma:
		combined and	Financing		KPC Acquisition
	Quest	consolidated-	Pro Forma		and
	Historical	(KPC) Historical	Adjustments		Related Financing
Revenues:
Oil and gas sales	$65,551	$—			$65,551
Gas pipeline revenue	5,014	18,771			23,785
Other revenue (expense)	(80)	5			(75)

Total Revenues	70,485	18,776			89,261
Costs and expenses:
Oil and gas production	21,208	—			21,208
Transportation expense	13,247	6,167			19,414
General and administrative expenses	8,840	2,655			11,495
Depreciation, depletion and amortization	28,025	4,969			32,994
Write-down of oil and gas properties	30,719	—			30,719

Total costs and expenses	102,039	13,791			115,830

Operating income (loss)	(31,554)	4,985			(26,569)

Other income (expense)
Gain on sale of assets	3	—			3
Interest expense	(23,483)	(3,735)	(905)	E	(28,123)
Interest income	390	24			414
Change in derivative fair value	6,410	—			6,410

Total other income (expense)	(16,680)	(3,711)	(905)		(21,296)

Income from continuing operations before income taxes and minority interest	(48,234)	1,274	(905)		(47,865)
Deferred income tax benefit (expense)	—	—			—

Net income from continuing operations before minority interest	(48,234)	1,274	(905)		(47,865)
Minority interest in continuing operations	(244)	—	(298)	F	(542)

Net income (loss)	(48,478)	1,274	(1,203)		(48,407)
Preferred Dividends	—	(5,395)			(5,395)

Net Income available to common shares.	$(48,478)	$(4,121)	$(1,203)		$(53,802)

Loss per common share:
Basic	$(2.19)				$(2.43)

Diluted	$(2.19)				$(2.43)

Weighted Average common and common equivalent shares outstanding:
Basic:	22,100,753				22,100,753

Diluted:	22,100,753				22,100,753

See accompanying notes to unaudited pro forma financial statements

QUEST RESOURCE CORPORATION
Notes to Unaudited Pro Forma Financial Statements
Note 1. Basis of Presentation
     The unaudited pro forma financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.
Note 2. Acquisition of KPC Pipeline System and Related Financing
     On November 1, 2007, Quest Midstream Partners, L.P. (“Quest Midstream”) closed on the acquisition of (i) a 1,120-mile interstate gas pipeline running from Oklahoma to Missouri (the “KPC Pipeline”) and (ii) all of the membership interests in the two general partners of Enbridge Pipelines (KPC), the owner of the KPC Pipeline (collectively, the “Enbridge Acquisition”). Quest Midstream Partners completed the purchase of the KPC Pipeline for $133 million in cash, subject to a working capital adjustment, pursuant to a Purchase and Sale Agreement dated October 9, 2007, by and among Enbridge Midcoast Energy, L.P., Midcoast Holdings No. One, L.L.C., and Quest Midstream Partners.
     Quest Midstream Partners sold 3,750,000 Common Units, representing an approximate 27.12% interest in Quest Midstream Partners, for $20.00 per Common Unit, or $75 million in the aggregate, in a private placement pursuant to a Purchase Agreement dated October 16, 2007, among Quest Midstream Partners, Quest Midstream GP, Quest Resource Corporation (the “Company”) and a group of institutional investors. Quest Midstream GP purchased an additional 76,531 general partner units in Quest Midstream Partners and the Company made a capital contribution of approximately $1.3 million in order for Quest Midstream GP to maintain its 2% general partner interest in Quest Midstream Partners. As a result, Quest Midstream GP now holds 276,531 general partner units and continues to hold all of the incentive distribution rights, and the Company continues to hold 35,134 Class A Subordinated Units and 4,900,000 Class B Subordinated Units in Quest Midstream Partners. The proceeds of the offering were used to fund a portion of the purchase price of the Enbridge Acquisition.
     On November 1, 2007, Quest Midstream Partners and its wholly-owned subsidiary, Bluestem Pipeline, LLC, entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) to increase the aggregate commitment under Bluestem’s existing five-year revolving credit facility from $75 million to $135 million, to add Quest Midstream Partners as a co-borrower instead of a guarantor, and to change the maturity date from January 31, 2012 to November 1, 2012. The Credit Agreement is among Bluestem, Quest Midstream Partners, Royal Bank of Canada, as administrative agent and collateral agent, and the lenders party thereto. As of November 1, 2007, the amount borrowed under the Credit Agreement was $95 million.
Note 3. Pro Forma Financial Statements
     The accompanying unaudited pro forma financial statements present the pro forma financial position and results of operations of the Company based upon the historical financial statements of the Company and the division of Enbridge consisting of the KPC Pipeline system acquired by Quest Midstream, after giving effect to the acquisition of the KPC Pipeline System and the related financing and the adjustments described in these footnotes, and are intended to reflect the impact of these transactions on the Company.
     The unaudited pro forma balance sheet reflects the transactions as if they had been consummated on September 30, 2007 and includes pro forma adjustments for preliminary valuations of certain tangible and intangible assets by the Company’s management. These adjustments are subject to further revision upon completion of the contemplated transaction and related intangible asset valuations.
     The unaudited pro forma statement of operations for the year ended December 31, 2006 combines the Company’s historical results for the year ended December 31, 2006 with the KPC Pipeline system’s historical results for the year ended December 31, 2006, and give effect to the transactions as if they had been consummated on January 1, 2006.
     The unaudited pro forma statement of operations for the nine months ended September 30, 2007 combines the Company’s historical results for the year ended December 31, 2006 with the KPC Pipeline system’s results for the nine months ended September 30, 2007, and give effect to the transactions as if they had been consummated on January 1, 2006.
     The accompanying unaudited pro forma financial statements are presented for illustrative purposes only and do not give effect to any cost savings, revenue synergies or restructuring costs which may result from the integration of the operations of the Company and the KPC Pipeline system. The unaudited pro forma financial statements are based on the estimates and assumptions set forth herein, which are preliminary and have been made solely for the purposes of developing such pro forma information. The unaudited pro forma financial statements are not necessarily indicative of the operating results or financial position that would have been achieved had the transactions been consummated as of the dates indicated, or that may be achieved in the future.
Note 4. Earnings Per Share
     Pro forma basic earnings per share was computed on the basis of weighted average number of shares outstanding during the nine months ended September 30, 2007 and the year ended December 31, 2006. The weighted average number of shares outstanding to compute pro forma basic earnings per share was 22,240,077 and 22,100,753 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively.
Note 5. Pro Forma Adjustments
     The unaudited pro forma combined balance sheet includes the following adjustments:
(A)	Reflects net private placement proceeds received by Quest Midstream of $75 million less placement agent and other costs of $1.7 million, from the issuance and sale of 3,750,000 common units of Quest Midstream Partners, L.P. at a price of $20 per common unit. The net proceeds from the offering were used to pay a portion of the purchase price for the KPC Pipeline System.

(B)	Reflects $58.0 million of borrowings under the new Quest Midstream Partners, L.P. credit facility of $130.0 million and origination loan fees of $2.1 million.

(C)	Reflects elimination of the assets and liabilities of the KPC Pipeline System that were excluded from the KPC Pipeline System purchase agreement.

(D)	Reflects the payment of the purchase price of $133.0 million for the KPC Pipeline System acquisition and the allocation of the purchase price to the assets acquired.

(E)	Reflects pro forma interest expense on borrowing under new credit facility described in (B) above net of reduction in interest expense associated with elimination of KPC Pipeline System debt not assumed.

(F)	Adjusts minority interest in partnerships as a result of a change in equity ownership described in (A) above.